                                                                 EXHIBIT 10.15

                 THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDMENT, dated as of June 28, 2000 (the "Agreement"), to the Fourth Amended and Restated Registration Rights Agreement dated as of April 11, 2000 as amended by the First Amendment thereto dated May 16, 2000, by and among SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation (the "Company") and the stockholders of the Company named therein, as further amended by the Second Amendment thereto dated June 5, 2000 (the "Registration Rights Agreement") by and among the Company and the stockholders of the Company named therein, is by and among the Company and America Online, Inc (the "New Investor") and the persons named on the signature page hereto as Investors (collectively, the "Investors"). All other capitalized terms used herein and not otherwise defined have their respective meanings set forth in the Registration Rights Agreement.

         WHEREAS, the New Investor is acquiring shares of the Common Stock, $0.001 par value per share (the "Shares"), of the Company and shall acquire a warrant to purchase up to an aggregate of 765,422 shares of the Company's Common Stock, $0.001 par value per share (the "Warrant Shares"), both pursuant to the terms of a certain Common Stock and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement");

         WHEREAS, the Purchase Agreement contemplates in Section 6 thereof that the Registration. Rights Agreement shall be amended to add the New Investor as a party to the Registration Rights Agreement; and

         WHEREAS, the Investors who are signatories hereto hold in the aggregate a sufficient number of shares of Registrable Stock to amend the Registration Rights Agreement in accordance with Section 14 thereof to add the New Investor as party thereto.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         1. AMENDMENT TO SCHEDULE RRA (REVISED). From and after the date hereof, SCHEDULE RRA (REVISED) to the Registration Rights Agreement is deleted and replaced by SCHEDULE RRA (3RD REVISED), dated the date hereof and attached hereto and the term "Investors" as used therein and herein shall mean and refer to all the persons and entities identified on said SCHEDULE RRA (3RD REVISED).

         2. AMENDMENT TO DEFINITION OF "REGISTRABLE STOCK". The definition of "Registrable Stock" set forth in Section 1 of the Registration Rights Agreement is hereby deleted and replaced by the following definition:

         "Registrable Stock" means (a) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and owned of record by any Investor or an Affiliate of any Investor; (b) all Common Stock now or hereafter owned of record by any Investor which is acquired otherwise than upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, so long as it is held by any Investor or an Affiliate of the Investor, (c) all the shares of Common Stock

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issued or issuable upon exercise of any warrant now or hereafter held by
Lighthouse, (d) all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by InterVoice-Brite, Inc., and (e) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, PROVIDED, HOWEVER, that shares of Common Stock shall only be treated as Registrable Stock if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

         3. CONTINUED EFFECT. As amended hereby, the Registration Rights Agreement is hereby ratified and confirmed and agreed to by all of the parties hereto and continues in full force and effect.

         4. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.

                            [SIGNATURE PAGES FOLLOW]


                                       2

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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendments to the Fourth Amended and Restated Registration Rights Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          SPEECHWORKS INTERNATIONAL, INC.

                                          By:  /s/ STUART PATTERSON
                                             -----------------------------------
                                          Stuart Patterson, President and Chief
                                          Executive Officer


                                          NEW INVESTOR:
                                          AMERICAN ONLINE, INC.

                                          By:  /s/ LYNDA CLARIZSO
                                             -----------------------------------
                                          Name: Lynda Clarizso
                                          Title: Vice President


                                          INVESTORS:
                                          iGATE VENTURES I, L.P.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          REUTERS INVESTMENTS (   ) LIMITED

                                          By: /s/ JEREMY K
                                             -----------------------------------
                                          Name: Jeremy K
                                          Title: Director


                                          CITICORP STRATEGIC TECHNOLOGY CORP.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title


                                          GE CAPITAL EQUITY INVESTMENTS, INC.

                                          By:  /s/ ROBERT F. GOTTI
                                             -----------------------------------
                                          Name: Robert F. Gotti
                                          Title: Assistant VP


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

                                           MCI WORLDCOM VENTURE FUND, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          CHARLES RIVER PARTNERSHIP VII

                                          By: /s/ RICHARD BURNES
                                             -----------------------------------
                                          Name: Richard M. Burnes, Jr.
                                          Title: General Partner


                                          ATLAS VENTURE FUND II, L.P.
                                          By: Atlas Venture Associates II, L.P.,
                                          its general partner

                                          By: /s/ JEAN FRANCOIS FORMELA
                                             -----------------------------------
                                          Name: Jean Francois Formela
                                          Title: General Partner


                                          QUESTMARK PARTNERS, L.P.

                                          By: /s/ THOMAS R. HITCHNER
                                             -----------------------------------
                                          Name: Thomas R. Hitchner
                                          Title: General Partner


                                          INTEL 64 FUND, LLC
                                          By:  INTEL 64 FUND OPERATIONS, INC.,
                                          its Coordinating Member

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          BANK OF AMERICA VENTURES

                                          By: /s/ ROBERT OBUCH
                                             -----------------------------------
                                          Name: Robert Obuch
                                          Title: Principal


                                      4

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                                          BA VENTURE PARTNERS III

                                          By: /s/ ROBERT OBUCH
                                             -----------------------------------
                                          Name: Robert Obuch
                                          Title: General Partner


                                          RIGGS CAPITAL PARTNERS

                                          By: /s/ J. CARTER BEESE, JR.
                                             -----------------------------------
                                          Name: J. Carter Beese, Jr.
                                          Title: President


                                          MINTZ LEVIN INVESTMENTS LLC

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          --------------------------------------
                                          Steven P. Rosenthal


                                          --------------------------------------
                                          Suzanne Abair and Kathleen MacDonald


                                          --------------------------------------
                                          Robert S. Fore

                                          LEE CAPITAL HOLDINGS

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          CITIZENS CAPITAL INCORPORATED

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          --------------------------------------
                                          Joseph Murphy


                                       5

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                                          DIGITAL BANDWIDTH LLC

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          INTEL CORPORATION

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          SAP AMERICA, INC.

                                          By:  /s/ BRAD C. BRUBAKER
                                             -----------------------------------
                                             Name: Brad C. Brubaker
                                             Title: Sr. VP & General Counsel

                                                /s/ PAUL YOVOVICH
                                          --------------------------------------
                                          Paul Yovovich


                                          --------------------------------------
                                          Ralph Mor


                                          --------------------------------------
                                          Hedva Mor


                                          --------------------------------------
                                          Jeffrey Mor


                                          --------------------------------------
                                          Jean Guy Dahan




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